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LIST OF SIGNIFICANT SUBSIDIARIES OF THE COMPANY AS OF DECEMBER 31, 2002

                                                                     EXHIBIT 8.1

PRINCIPAL SUBSIDIARIES AND ASSOCIATES
AT DECEMBER 31, 2002

                                                    ISSUED
                                                SHARE CAPITAL
                                                 (all being        PERCENTAGE
                                               ordinary shares      OF EQUITY
                               PLACE OF       and fully paid up   ATTRIBUTABLE
                            INCORPORATION/         except            TO THE             PRINCIPAL
      SUBSIDIARIES            OPERATION       otherwise stated)       GROUP            ACTIVITIES
-------------------------------------------------------------------------------------------------------
PROPERTY - HONG KONG
# WHARF ESTATES                  Hong Kong       2 HK$1 shares         100            Holding company
  LIMITED
Harbour City
  Harbour City                     British                 500         100            Holding company
   Limited                  Virgin Islands         US$1 shares
  Harbour City                   Hong Kong      2 HK$10 shares         100        Property management
   Management
   Limited
  Wharf Properties               Hong Kong              20,000         100                   Property
   Limited                                        HK$10 shares
  Wharf Realty                   Hong Kong       2 HK$1 shares         100                   Property
   Limited
* Harbour Centre
   Development                   Hong Kong         315,000,000          67            Holding company
   Limited                                       HK$0.5 shares
Times Square
  Times Square                   Hong Kong       2 HK$1 shares         100            Holding company
   Limited
  Times Square                   Hong Kong       2 HK$1 shares         100        Property management
   Estates Limited
  Zenuna Limited                 Hong Kong      2 HK$10 shares         100                   Property

WHARF ESTATES                    Hong Kong       2 HK$1 shares         100            Holding company
  DEVELOPMENT
  LIMITED
  (Formerly Wharf
   Development Limited)
  Delta Realty                   Hong Kong       2 HK$1 shares         100                   Property
   Limited (Formerly
   Marbrad Company
   Limited)
  Feckenham Limited              Hong Kong      2 HK$10 shares         100                   Property
  Framenti Company               Hong Kong       2 HK$1 shares         100                   Property
   Limited
  HKRT Peak                      Hong Kong           3,000,000         100                   Property
   Properties                                     HK$10 shares
   Limited
  Hong Tai Yuen                  Hong Kong             500,000         100                   Property
   Limited                                         HK$1 shares

AT DECEMBER 31, 2002

                                                    ISSUED
                                                SHARE CAPITAL
                                                 (all being        PERCENTAGE
                                               ordinary shares      OF EQUITY
                               PLACE OF       and fully paid up   ATTRIBUTABLE
                            INCORPORATION/         except            TO THE             PRINCIPAL
      SUBSIDIARIES            OPERATION       otherwise stated)       GROUP            ACTIVITIES
-------------------------------------------------------------------------------------------------------
  New Tech Centre                Hong Kong             10,000          100                   Property
   Limited                                        HK$1 shares
  Olinda Limited                 Hong Kong     2 HK$10 shares          100                   Property
  Plaza Hollywood                Hong Kong      2 HK$1 shares          100        Property management
   Management
   Limited
  Roville Company                Hong Kong      2 HK$1 shares          100                   Property
   Limited
  Solana                         Hong Kong                100          100                   Property
   Limited                                       HK$10 shares
  Spring Wealth                    British                500          100            Holding company
   Investments              Virgin Islands        US$1 shares
   Limited

# WHARF CHINA                       Cayman        500,000,000          100            Holding company
  LIMITED                          Islands        US$1 shares
Wharf Estates                      British                500          100            Holding company
  China Limited             Virgin Islands        US$1 shares
  Cheerwill                        British                500          100            Holding company
   Properties               Virgin Islands        US$1 shares
   Limited
  Keithman                       Hong Kong             10,000           80            Holding company
   Company Limited                                HK$1 shares
  Rumba Company                  Hong Kong             10,000           82            Holding company
   Limited                                        HK$1 shares
  Wharf Beijing                  Hong Kong      2 HK$1 shares          100            Holding company
   Limited
  Wharf Chongqing                Hong Kong      2 HK$1 shares          100            Holding company
   Limited
  Wharf Dalian                   Hong Kong      2 HK$1 shares          100            Holding company
   Limited
  Shanghai Times              The People's         US$500,000          100        Property management
   Square Property                Republic
   Management                     of China
   (Shanghai)
   Company Limited
  Wharf Shanghai                 Hong Kong         10,000,000          100            Holding company
   Limited                                        HK$1 shares
  Wharf Wuhan                    Hong Kong      2 HK$1 shares          100            Holding company
   Limited

AT DECEMBER 31, 2002

                                                    ISSUED
                                                SHARE CAPITAL
                                                 (all being        PERCENTAGE
                                               ordinary shares      OF EQUITY
                               PLACE OF       and fully paid up   ATTRIBUTABLE
                            INCORPORATION/         except            TO THE             PRINCIPAL
      SUBSIDIARIES            OPERATION       otherwise stated)       GROUP            ACTIVITIES
-------------------------------------------------------------------------------------------------------
Logistics
  Wharf Transport             Hong Kong          2 HK$1 shares         100           Holding company
   Investments Limited
  The "Star" Ferry            Hong Kong              1,440,000         100          Public transport
   Company, Limited                                HK$5 shares
  Hong Kong                   Hong Kong             21,937,500         100          Public transport
   Tramways, Limited                               HK$5 shares
  Metropark Limited           Hong Kong         2 HK$10 shares         100        Carpark management
  Modern Terminals            Hong Kong                 76,891          55        Container terminal
   Limited                                     HK$1,000 shares

Hotels
  Wharf Hotel                    Cayman            500,000,000         100           Holding company
   Investments                  Islands            US$1 shares
   Limited
  Marco Polo Hotels           Hong Kong         2 HK$10 shares         100          Hotel management
   Management
   Limited
  The Hongkong                Hong Kong                100,000          67        Hotel and property
   Hotel Limited                                   HK$1 shares
  The Marco Polo              Hong Kong                  1,000         100           Hotel operation
   Hotel (Hong Kong)                               HK$1 shares
   Limited
  The Prince Hotel            Hong Kong          2 HK$1 shares         100           Hotel operation
   Limited

# WHARF                       Hong Kong              1,000,000         100           Holding company
   COMMUNICATIONS                                 HK$10 shares
   LIMITED (Formerly
   Wharf Communications
   Investments Limited)

  COL                         Hong Kong                 40,000         100         Computer services
   Limited                                       HK$500 shares

AT DECEMBER 31, 2002

                                                    ISSUED
                                                SHARE CAPITAL
                                                 (all being        PERCENTAGE
                                               ordinary shares      OF EQUITY
                               PLACE OF       and fully paid up   ATTRIBUTABLE
                            INCORPORATION/         except            TO THE             PRINCIPAL
      SUBSIDIARIES            OPERATION       otherwise stated)       GROUP            ACTIVITIES
--------------------------------------------------------------------------------------------------------
  Hong Kong Cable                Hong Kong        2 HK$1 shares         79          Advertising airtime,
   Enterprises Limited                                                             programming licensing
   (Formerly Global                                                                  and online shopping
   Media In Force
   Limited)
  Hong Kong Cable                Hong Kong        1,000,000,000         79       Pay television services
   Television Limited                               HK$1 shares
* i-CABLE                        Hong Kong        2,014,000,000         79               Holding company
   Communications                                   HK$1 shares
   Limited
  i-CABLE                        Hong Kong      100 HK$1 shares         79             Network operation
   Network Limited                            2 HK$1 non-voting                                 services
                                                deferred shares
  i-CABLE Satellite              Hong Kong        2 HK$1 shares         79                  Non-domestic
   Television Limited                                                                television services
  i-CABLE WebServe               Hong Kong        2 HK$1 shares         79                  Internet and
   Limited                                                                           multimedia services
  Wharf T&T                      Hong Kong          100,000,000        100             Telecommunication
   Limited (Formerly                                HK$1 shares
   Wharf New T&T
   Limited)
  Rediffusion                    Hong Kong                1,000         79          Satellite television
   Satellite Services                              HK$10 shares                                 services
   Limited

INVESTMENT AND OTHERS
  Wharf Limited                  Hong Kong       2 HK$10 shares        100           Management services
# Fast Lane                        British                  500        100                       Finance
   Investments              Virgin Islands          US$1 shares
   Limited
  Fortune Growth                 Hong Kong        2 HK$1 shares        100                       Finance
   Investments Limited
  Serenade                       Hong Kong        2 HK$1 shares        100                       Finance
   Investments
   Limited
  Success Record                 Hong Kong        2 HK$1 shares        100                       Finance
   Limited
# Wharf Capital                     Cayman                1,000        100                       Finance
   International                   Islands          US$1 shares
   Limited

AT DECEMBER 31, 2002

                                                    ISSUED
                                                SHARE CAPITAL
                                                 (all being        PERCENTAGE
                                               ordinary shares      OF EQUITY
                               PLACE OF       and fully paid up   ATTRIBUTABLE
                            INCORPORATION/         except            TO THE             PRINCIPAL
      SUBSIDIARIES            OPERATION       otherwise stated)       GROUP            ACTIVITIES
--------------------------------------------------------------------------------------------------------
  Wharf Finance                    British               500           100                  Finance
   (BVI) Limited            Virgin Islands       US$1 shares
# Wharf International               Cayman               500           100                  Finance
   Finance Limited                 Islands       US$1 shares
# Wharf Hong                        Cayman       500,000,000           100          Holding company
   Kong Limited                    Islands       US$1 shares
  Wharf International               Cayman               500           100               Investment
   Investments                     Islands       US$1 shares
   Limited

                                                           PERCENTAGE
                                                            OF EQUITY
                              PLACE OF                    ATTRIBUTABLE
                           INCORPORATION/    CLASS OF        TO THE            PRINCIPAL
       ASSOCIATES            OPERATION        SHARES          GROUP           ACTIVITIES
--------------------------------------------------------------------------------------------
Property
  Diamond Hill                   British     Ordinary           33         Holding company
   Development            Virgin Islands
   Holdings Limited
  Harriman Leasing             Hong Kong     Ordinary           50           Leasing agent
   Limited
  Hopfield Holdings              British     Ordinary           33         Holding company
   Limited                Virgin Islands
  Salisburgh                   Hong Kong     Ordinary           33                Property
   Company Limited
  Kowloon Properties           Hong Kong     Ordinary           33                Property
   Company Limited

All the subsidiaries listed above were, as at December 31, 2002, indirect subsidiaries of the Company except where marked #.

The above list gives the principal subsidiaries and associates of the Group which, in the opinion of the Directors, principally affect the profit and assets of the Group.

#  Subsidiaries held directly

*  Listed companies